HEWITT SERIES TRUST

Supplement dated October 10, 2008,

to the Prospectus, dated May 1, 2008,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

The Hewitt Money Market Fund Series of the Trust (the “Fund”) has applied for participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program was announced on September 19, 2008 and opened to eligible funds on September 29, 2008. The Program guarantees the share price of any publicly offered money market mutual fund that is eligible, applies for acceptance and pays a fee to participate in the Program. The Fund will be charged a fee of one basis point for the duration of the Program, which lasts through December 18, 2008. At the end of this period, the Secretary of the Treasury will review the Program and determine whether it will be extended until September 18, 2009. If the Program is extended, the Fund will determine whether it will continue to participate and, if so, will pay an additional fee.

The number of shares covered by the Program will be the lesser of the shares owned as of September 19, 2008 or the shares owned on the date in the event the net asset value of the Fund falls below $0.995. Shareholders who were not owners as of September 19, 2008 will not be covered by the Program. The Program will reimburse the shareholder $1.00 per protected share upon the liquidation of the Fund, subject to adjustment and the $50 billion total limit available to all funds participating in the Program. The liquidation will be triggered if the Fund’s net asset value falls below $0.995 - shareholders will be notified of the event.

More information about the Program is available at http://www.ustreas.gov.